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                                                                    Exhibit 21.1
List of Subsidiaries

             Subsidiary                                 State of Incorporation
             ----------                                 ----------------------

NCOP Holdings, LLC (1)                                        Nevada
NCOP Financing, Inc. (1)                                      Nevada
NCOP Nevada Holdings, Inc. (1)                                Nevada
NCOP Services, Inc. (1)                                       Maryland
Creditrust SPV2, LLC (1)                                      Delaware
NCOP I, Inc. (2)                                              Nevada
NCOP II, Inc. (2)                                             Nevada
NCOP III, Inc. (2)                                            Nevada
NCOP IV, Inc. (2)                                             Nevada
NCOP V, Inc. (2)                                              Nevada
Creditrust SPV99-1, LLC (2)                                   Delaware
Creditrust SPV99-2, LLC (2)                                   Delaware
NCOP Strategic Partnership, Inc. (2)                          Nevada
NCOP/Marlin, Inc. (2)                                         Nevada
NCOP Capital, Inc. (2)                                        Nevada
NCOP Lakes, Inc. (2)                                          Nevada
Creditrust SPV98-2, LLC (3)                                   Delaware
Creditrust Funding I, LLC (3)                                 Delaware
Inovision-Medclr NCOP Ventures, LLC (4)                       Delaware
Inovision-Medclr-NCOP-NF, LLC (5)                             Delaware
Inovision-Medclr-NCOP-F, LLC (5)                              Delaware
NCOP-AN, LP (6)                                               Nevada


     (1) Subsidiary of NCO Portfolio Management, Inc.
     (2) Subsidiary of NCOP Nevada Holdings, Inc.
     (3) Subsidiary of NCOP Holdings, LLC
     (4) Subsidiary of NCOP/Marlin, Inc.
     (5) Subsidiary of Inovision-Medclr-NCOP Ventures, LLC
     (6) Subsidiary of NCOP IV, Inc.